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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 30, 2003
                       (Date of earliest event reported)

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                     FIRST FEDERAL FINANCIAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-28020               31-1456058
(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation)                                  Identification No.)

    415 CENTER STREET, IRONTON, OHIO        45638
(Address of principal executive offices)  (Zip Code)

                                 (740) 532-6845
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  OTHER EVENTS

    On April 30, 2003, First Federal Financial Bancorp, Inc. announced by press release its earnings for the quarter ended March 31, 2003.

    A copy of the press release issued is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) The following exhibits are included with this Report:

    Exhibit 99.1  Press Release dated April 30, 2003.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
                                               FIRST FEDERAL FINANCIAL BANCORP, INC.

                                               By:  /s/ I. VINCENT RICE
                                                    ------------------------------------------------
                                                    I. Vincent Rice
                                                    President

Date: May 1, 2003

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